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                                    EXHIBIT F

                             Joint Filing Agreement

            In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of XO Communications, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 9th day of August 2004.

                                           /s/ Carl C. Icahn
                                           -------------------------------------
                                           Carl C. Icahn, Individually

                                           Tramore LLC

                                           /s/ Edward E. Mattner
                                           -------------------------------------
                                           By: Edward E. Mattner
                                           Title: Authorized Signatory

                                           Cardiff Holding LLC

                                           By: ACF Industries Holding Corp.,
                                               its sole member

                                           /s/ Robert J. Mitchell
                                           -------------------------------------
                                           By: Robert J. Mitchell
                                           Title: President and Treasurer

[Joint Filing Agreement re Amendment No. 4 to Schedule 13D for XO
Communications, Inc.]

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                                           ACF Industries Holding Corp.

                                           /s/ Robert J. Mitchell
                                           -------------------------------------
                                           By: Robert J. Mitchell
                                           Title: President and Treasurer

                                           Highcrest Investors Corp.

                                           /s/ Robert J. Mitchell
                                           -------------------------------------
                                           By: Robert J. Mitchell
                                           Title: Assistant Secretary

                                           Buffalo Investors Corp.

                                           /s/ Edward E. Mattner
                                           -------------------------------------
                                           By: Edward E. Mattner
                                           Title: President and Treasurer

                                           Starfire Holding Corporation

                                           /s/ Robert J. Mitchell
                                           -------------------------------------
                                           By: Robert J. Mitchell
                                           Title: Authorized Signatory

[Joint Filing Agreement re Amendment No. 4 to Schedule 13D for XO
Communications, Inc.]